EXHIBIT F
FORM OF GUARANTY

GUARANTY
Dated as of March [__], 2013
From
GEOKINETICS, INC.,
THE OTHER GUARANTORS REFERRED TO HEREIN
AND
THE ADDITIONAL GUARANTORS REFERRED TO HEREIN,
as Guarantors
in favor of
THE SECURED PARTIES REFERRED TO IN
THE CREDIT AGREEMENT REFERRED TO HEREIN

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Exhibit A - Guaranty Supplement

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GUARANTY dated as of March [__], 2013 made by GEOKINETICS INC., a Delaware corporation (the “Parent”), the other Persons listed on the signature pages hereof and the Additional Guarantors (as defined in Section 8(b)) (the Parent, such Persons so listed and the Additional Guarantors being, collectively, the “Guarantors” and, individually, each a “Guarantor”) in favor of the Secured Parties (as defined in the Credit Agreement referred to below).
PRELIMINARY STATEMENT. Geokinetics Holdings USA, Inc., a Delaware corporation (the “Company” or “Borrower”), is party to that certain Senior Secured Debtor-in-Possession Credit Agreement dated as of March [__], 2013 (as amended, amended and restated, supplemented, replaced and/or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Parent, Cantor Fitzgerald Securities, as Administrative Agent and Collateral Agent for the Lenders, and each Lender from time to time party thereto. Capitalized terms used but not otherwise defined herein shall have the meanings assigned in the Credit Agreement.
Each Guarantor is a Debtor in the Cases and will derive substantial direct and indirect benefits from the transactions contemplated by the Credit Agreement. It is a condition precedent to the making of Loans by the Lenders under the Credit Agreement, the entry by the Hedge Banks into Secured Hedge Agreements from time to time and the arrangement of cash management arrangements by the Cash Management Banks that each Guarantor shall have executed and delivered this Guaranty.
NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Loans under the Credit Agreement, the Hedge Banks to enter into Secured Hedge Agreements from time to time and the Cash Management Banks to enter into cash management arrangements from time to time, each Guarantor, jointly and severally with each other Guarantor, hereby agrees as follows:

Section 1.Guaranty; Limitation of Liability. (a) Each Guarantor hereby absolutely, unconditionally and irrevocably guarantees to the Administrative Agent, for the benefit of the Secured Parties, as primary obligor and not merely as surety, the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all Obligations of each other Loan Party now or hereafter existing under or in respect of the Loan Documents (including, without limitation, any extensions, increases, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including, without limitation, except as limited by Section 12(a) hereof, fees and expenses of counsel) incurred by the Administrative Agent or any other Secured Party in enforcing any rights under this Guaranty or any other Loan Document. Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Loan Party to any Secured Party under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party.
(b)    In any action or proceeding involving any state corporate limited partnership or limited liability company law, or any applicable state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantor under this Guaranty would otherwise be held or determined to be void, voidable, invalid or unenforceable,

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or subordinated to the claims of any other creditors, on account of the amount of its liability under this Guaranty, in each case, for any reason, then, notwithstanding any other provision to the contrary, the amount of such liability shall, without any further action by such Guarantor, any Loan Party or any other person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.
(c)    Notwithstanding any other provisions of this Agreement or any other Loan Document, (i) Guaranteed Obligations with respect to any Guarantor shall exclude all Excluded Swap Obligations (as defined below) with respect to such Guarantor; and (ii) with respect to the grant of any Security Interest by such Guarantor under any Collateral Documents, the Obligations secured thereby shall exclude all Excluded Swap Obligations with respect to such Guarantor. “Excluded Swap Obligation” means, with respect to any Guarantor, any obligation (a “Swap Obligation”) to pay or perform under any Secured Hedge Agreement or other agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) and Section 2(e) of the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, or any successor statute (the “Commodity Exchange Act”), if, and solely to the extent that, all or a portion of the Guarantee by such Guarantor of, or the grant of security interest by such Guarantor securing, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason not to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time such Guarantee or grant of security interest by such Guarantor is entered into or otherwise becomes effective with respect to, or any other time such Guarantor is by virtue of such Guarantee or grant of security interest otherwise deemed to enter into, such Swap Obligation (or Guarantee thereof). If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps the Guarantee or grant of security interest for which (or for any Guarantee of which) so is or becomes illegal.
(d)    Each Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Secured Party under this Guaranty or any other guaranty, such Guarantor will immediately contribute, to the maximum extent permitted by law, such amounts to each other Guarantor and each other guarantor so as to maximize the aggregate amount paid to the Secured Parties under or in respect of the Loan Documents.

Section 2.    Guaranty Absolute. Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any Law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party with respect thereto. Each Guarantor further agrees that its Guaranty constitutes a continuing, absolute and unconditional guarantee of payment when due and not merely of collection. The Obligations of each Guarantor under or in respect of this Guaranty are independent of the Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower or any other Loan Party or whether the Borrower or any other Loan Party is joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to, any or all of the following:

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(a)    any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;
(b)    any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or any of its Subsidiaries or otherwise;
(c)    any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranteed Obligations;
(d)    any manner of application of Collateral or any other collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Guaranteed Obligations or any other Obligations of any Loan Party under the Loan Documents or any other assets of any Loan Party or any of its Subsidiaries;
(e)    any change, restructuring or termination of the corporate structure or existence of any Loan Party or any of its Subsidiaries;
(f)    any failure of any Secured Party to disclose to any Loan Party any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party now or hereafter known to such Secured Party (each Guarantor waiving any duty on the part of the Secured Parties to disclose such information);
(g)    the failure of any other Person to execute or deliver this Guaranty, any Guaranty Supplement (as hereinafter defined) or any other guaranty or agreement or the release or reduction of liability of any Guarantor or other guarantor or surety with respect to the Guaranteed Obligations; or
(h)    any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other guarantor or surety.
This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Secured Party or any other Person upon the insolvency, bankruptcy or reorganization of the Borrower or any other Loan Party or otherwise, all as though such payment had not been made.

Section 3.    Waivers and Acknowledgments. (a) Each Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that any Secured Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Loan Party or any other Person or any Collateral.

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(b)    Each Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guaranty and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.
(c)    Each Guarantor hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by any Secured Party that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Guarantor or other rights of such Guarantor to proceed against any of the other Loan Parties, any other guarantor or any other Person or any Collateral and (ii) any defense based on any right of set-off or counterclaim against or in respect of the Obligations of such Guarantor hereunder.
(d)    Each Guarantor acknowledges that the Collateral Agent may, without notice to or demand upon such Guarantor and without affecting the liability of such Guarantor under this Guaranty, foreclose under any mortgage by nonjudicial sale, and each Guarantor hereby waives any defense to the recovery by the Collateral Agent and the other Secured Parties against such Guarantor of any deficiency after such nonjudicial sale and any defense or benefits that may be afforded by applicable Laws.
(e)    Each Guarantor hereby unconditionally and irrevocably waives any duty on the part of any Secured Party to disclose to such Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party or any of its Subsidiaries now or hereafter known by such Secured Party.
(f)    Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in Section 2 and this Section 3 are knowingly made in contemplation of such benefits.

Section 4.    Subrogation. Each Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against the Borrower, any other Loan Party or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Guarantor’s Obligations under or in respect of this Guaranty or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Secured Party against the Borrower, any other Loan Party or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower, any other Loan Party or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash (other than (A) obligations under Secured Hedge Agreements and Cash Management Obligations not yet due and payable, in each case which have been cash collateralized or backstopped by letters of credit, as the case may be, in a manner satisfactory to the applicable Secured Parties and (B) contingent indemnification obligations not yet accrued and payable) and the Aggregate Commitments shall have expired or been terminated. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty (other than (A) obligations under Secured Hedge Agreements and Cash Management Obligations not yet due and payable, in each case which have been cash collateralized or backstopped by letters of credit, as the case may be, in a manner satisfactory to the applicable Secured Parties and (B) contingent indemnification obligations not yet accrued and payable), such amount

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shall be received and held in trust for the benefit of the Secured Parties, shall be segregated from other property and funds of such Guarantor and shall forthwith be paid or delivered to the Administrative Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (i) any Guarantor shall make payment to any Secured Party of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash (other than (A) obligations under Secured Hedge Agreements and Cash Management Obligations not yet due and payable, in each case which have been cash collateralized or backstopped by letters of credit, as the case may be, in a manner satisfactory to the applicable Secured Parties and (B) contingent indemnification obligations not yet accrued and payable) and (iii) the Aggregate Commitments under the Credit Agreement shall have been terminated, the Secured Parties will, at such Guarantor’s request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment made by such Guarantor pursuant to this Guaranty.

Section 5.    Payments Free and Clear of Taxes, Etc. Any and all payments by or on account of any obligation of any Guarantor hereunder or under any other Loan Document shall be made free and clear of and without deduction or withholding for any Taxes or Other Taxes on the same terms and to the same extent that payments by the Borrower are required to be made free and clear of Taxes and Other Taxes pursuant to Section 3.01 of the Credit Agreement.

Section 6.    Representations and Warranties. Each Guarantor hereby makes each representation and warranty made in the Loan Documents by the Borrower with respect to such Guarantor and each Guarantor hereby further represents and warrants as follows:
(a)    There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived.
(b)    Such Guarantor has, independently and without reliance upon any Secured Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty and each other Loan Document to which it is or is to be a party, and such Guarantor has established adequate means of obtaining from each other Loan Party on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the business, condition (financial or otherwise), operations, performance, properties and prospects of such other Loan Party.

Section 7.    Covenants. Each Guarantor covenants and agrees that, so long as any part of the Guaranteed Obligations shall remain unpaid (other than (A) obligations under Secured Hedge Agreements and Cash Management Obligations not yet due and payable, in each case which have been cash collateralized or backstopped by letters of credit, as the case may be, in a manner satisfactory to the applicable Secured Parties and (B) contingent indemnification obligations not yet accrued and payable) or the Aggregate Commitments shall not have expired or terminated, such Guarantor will perform and observe, and cause

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each of its Subsidiaries to perform and observe, all of the terms, covenants and agreements set forth in the Loan Documents on its or their part to be performed or observed or that the Borrower has agreed to cause such Guarantor or such Subsidiaries to perform or observe.

Section 8.    Amendments, Guaranty Supplements, Etc. (a) No amendment or waiver of any provision of this Guaranty and no consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, the Borrower and the Backstop DIP Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Upon the sale of a Guarantor to the extent permitted in accordance with the terms of the Loan Documents, such Guarantor shall be automatically released from this Guaranty.
(b)    Upon the execution and delivery by any Person of a guaranty supplement in substantially the form of Exhibit A hereto (each, a “Guaranty Supplement”), (i) such Person shall be referred to as an “Additional Guarantor” and shall become and be a Guarantor hereunder, and each reference in this Guaranty to a “Guarantor” shall also mean and be a reference to such Additional Guarantor, and each reference in any other Loan Document to a “Guarantor” shall also mean and be a reference to such Additional Guarantor, and (ii) each reference herein to “this Guaranty”, “hereunder”, “hereof” or words of like import referring to this Guaranty, and each reference in any other Loan Document to the “Guaranty”, “thereunder”, “thereof” or words of like import referring to this Guaranty, shall mean and be a reference to this Guaranty as supplemented by such Guaranty Supplement.

Section 9.    Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including facsimile transmission, and, to the extent permitted under Section 11.02(e) of the Credit Agreement, in an electronic medium as specified therein) and mailed, faxed or delivered to it, if to any Guarantor, addressed to it in care of the Borrower at the Borrower’s address specified on Schedule 11.02 to the Credit Agreement, if to any Agent or any Lender, at its address specified on Schedule 11.02 to the Credit Agreement, if to any Hedge Bank, at its address specified in the Secured Hedge Agreement to which it is a party, or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall, when mailed or faxed, be effective when deposited in the mails, transmitted by facsimile, respectively. Delivery by facsimile or by electronic transmission of a .pdf copy of an executed counterpart of a signature page to any amendment or waiver of any provision of this Guaranty or of any Guaranty Supplement to be executed and delivered hereunder shall be effective as delivery of an original executed counterpart thereof.

Section 10.    No Waiver; Remedies. No failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 11.    Right of Set-off. Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request specified by Section 9.02 of the Credit Agreement

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to authorize the Administrative Agent to declare the Loans and Notes due and payable pursuant to the provisions of said Section 9.02, each Agent and each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Agent, such Lender or such Affiliate to or for the credit or the account of any Guarantor against any and all of the Obligations of such Guarantor now or hereafter existing under the Loan Documents, irrespective of whether such Agent or such Lender shall have made any demand under this Guaranty or any other Loan Document and although such Obligations may be unmatured. Each Agent and each Lender agrees promptly to notify such Guarantor after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Agent and each Lender and their respective Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Agent, such Lender and their respective Affiliates may have.

Section 12.    Indemnification. (a) Without limitation on any other Obligations of any Guarantor or remedies of the Secured Parties under this Guaranty and without limiting Section 11.05 of the Credit Agreement, each Guarantor shall, to the fullest extent permitted by law, indemnify and hold harmless each Agent-Related Person, each Secured Party and their respective Affiliates, directors, officers, employees, counsel, agents, trustees, and attorneys-in-fact (collectively the “Indemnitees”) from and against any and all liabilities, obligations, losses, taxes, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including (a) prior to the occurrence and continuance of an Event of Default, one counsel to the Lenders (collectively) and one counsel to the Administrative Agent and the other Agents (collectively) (and one local counsel to the Lenders (collectively) and one local counsel to the Administrative Agent and the other Agents (collectively) in each applicable jurisdiction and, in the event of any actual conflict of interest, one additional counsel to each of the affected parties) and (b) after an Event of Default has occurred and is continuing, all Attorney Costs of counsel to the Agents and the Lenders) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with or resulting from this Guaranty (including, without limitation, enforcement of this Guaranty), except to the extent such liability, obligation, loss, damage, penalty, claim, demand, action, judgment, suit, cost, expense or disbursement is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct.
(b)    Each Guarantor hereby also agrees that none of the Indemnitees shall have any liability (whether direct or indirect, in contract, tort or otherwise) to any of the Guarantors or any of their respective Affiliates or any of their respective officers, directors, employees, agents and advisors, and each Guarantor hereby agrees not to assert any claim against any Indemnitee on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the DIP Facility, the actual or proposed use of the proceeds of the Loans, the Loan Documents or any of the transactions contemplated by the Loan Documents.
(c)    Without prejudice to the survival of any of the other agreements of any Guarantor under this Guaranty or any of the other Loan Documents, the agreements and obligations of each Guarantor contained in Section 1(a) (with respect to enforcement expenses), the last sentence of Section 2, Section 5 and this Section 12 shall survive the payment in full of the Guaranteed Obligations and all of the other amounts payable under this Guaranty.

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Section 13.    Subordination. Each Guarantor hereby subordinates any and all debts, liabilities and other Obligations owed to such Guarantor by each other Loan Party (the “Subordinated Obligations”) to the Guaranteed Obligations to the extent and in the manner hereinafter set forth in this Section 13:
(a)    Prohibited Changes. No Guarantor shall demand, accept or take any action to collect any payment on account of the Subordinated Obligations.
(b)    Prior Payment of Guaranteed Obligations. Each Guarantor agrees that the Secured Parties shall be entitled to receive payment in full in cash of all Guaranteed Obligations before such Guarantor receives payment of any Subordinated Obligations.
(c)    Turn-Over. After the occurrence and during the continuance of any Default, each Guarantor shall, if the Administrative Agent so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for the Secured Parties and deliver such payments to the Administrative Agent on account of the Guaranteed Obligations (including all post-Petition Date interest), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty.
(d)    Administrative Agent Authorization. After the occurrence and during the continuance of any Default, the Administrative Agent is authorized and empowered (but without any obligation to so do), in its discretion, (i) in the name of each Guarantor, to collect and enforce, and to submit claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Obligations (including any and all post-Petition Date interest), and (ii) to require each Guarantor (A) to collect and enforce, and to submit claims in respect of, Subordinated Obligations and (B) to pay any amounts received on such obligations to the Administrative Agent for application to the Guaranteed Obligations (including any and all post-Petition Date interest).

Section 14.    Continuing Guaranty; Assignments under the Credit Agreement. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty (other than (A) obligations under Secured Hedge Agreements and Cash Management Obligations not yet due and payable, in each case which have been cash collateralized or backstopped by letters of credit, as the case may be, in a manner satisfactory to the applicable Secured Parties and (B) contingent indemnification obligations not yet accrued and payable), (b) be binding upon the Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Secured Parties and their successors, transferees and assigns. Without limiting the generality of clause (c) of the immediately preceding sentence, any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitments, the Loans owing to it and the Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party herein or otherwise, in each case as and to the extent provided in Section 11.07 of the Credit Agreement. No Guarantor shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Secured Parties.

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Section 15.    Keepwell. Each Qualified ECP Guarantor (as defined below) hereby jointly and severally absolutely, unconditionally and irrevocably undertakes (subject to Section 1(b) hereof) to provide such funds or other support as may be needed from time to time by each other Guarantor (a “Benefitting Guarantor”) to enable such Benefitting Guarantor fully to guarantee and grant security interests securing all Swap Obligations (or Guarantees thereof) that (without giving effect to Section 1(c) hereof) would constitute “Guaranteed Obligations”. The obligations of each Qualified ECP Guarantor under this Section 15 shall remain in full force and effect until the termination of this Guaranty with respect to such Qualified ECP Guarantor in accordance with its terms. Each Qualified ECP Guarantor intends that this Section 15 constitute, and this Section 15 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each Benefitting Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Qualified ECP Guarantor” means, with respect to any Benefitting Guarantor, in respect of any Swap Obligations, each Guarantor that, at the time the Guarantee by such Benefitting Guarantor of, or the grant of security interest by such Benefitting Guarantor securing, such Swap Obligation is entered into or otherwise becomes effective with respect to, or at any other time such Benefitting Guarantor is by virtue of such Guarantee or grant of security interest otherwise deemed to enter into, such Swap Obligation, constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause such Benefitting Guarantor to qualify as an “eligible contract participant” by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

Section 16.    Execution in Counterparts. This Guaranty and each amendment, waiver and consent with respect hereto may be executed in any number of counterparts and by different parties thereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Guaranty by facsimile or an electronic transmission of a .pdf copy thereof shall be effective as delivery of an original executed counterpart of this Guaranty.

Section 17.    Governing Law; Jurisdiction; Instrument for Money Payment; Waiver of Jury Trial, Etc. (a) THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCEPT TO THE EXTENT NEW YORK LAW IS SUPERSEDED BY THE BANKRUPTCY CODE).
(b)    PRIOR TO THE CLOSING OR DISMISSAL OF THE CASES, THE LOAN PARTIES SHALL SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE BANKRUPTCY COURT OVER ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY. FOLLOWING THE CLOSING OR DISMISSAL OF A CASE OF ANY LOAN PARTY, ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS GUARANTY OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE GUARANTORS, THE SECURED PARTIES, THE AGENTS OR ANY OF THEM WITH RESPECT TO THIS GUARANTY WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH

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GUARANTOR IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO.
(c)    EACH GUARANTOR HEREBY ACKNOWLEDGES THAT THIS GUARANTY CONSTITUTES AN INSTRUMENT FOR THE PAYMENT OF MONEY, AND CONSENTS AND AGREES THAT ANY SECURED PARTY, AT ITS SOLE OPTION, IN THE EVENT OF A DISPUTE BY SUCH GUARANTOR IN THE PAYMENT OF ANY MONEYS DUE HEREUNDER, SHALL HAVE THE RIGHT TO BRING A MOTION-ACTION UNDER NEW YORK CPLR SECTION 3213 TO THE EXTENT PERMITTED THEREUNDER.
(d)     EACH GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE GUARANTORS, THE SECURED PARTIES, THE AGENTS OR ANY OF THEM WITH RESPECT TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH GUARANTOR AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY OF THE GUARANTORS, THE SECURED PARTIES OR THE AGENTS MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 17(D) WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Section 18.    ORDERS. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS GUARANTY, THIS GUARANTY, AND THE RIGHTS, DUTIES, PRIVILEGES AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE SUBJECT TO THE TERMS AND PROVISIONS OF THE ORDERS.
[Signature Page Follows]

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IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

GEOKINETICS INC.

By: ____________________________________
Name:
Title:

ADVANCED SEISMIC TECHNOLOGY, INC.

By: ____________________________________
Name:
Title:

GEOKINETICS ACQUISITION COMPANY

By: ____________________________________
Name:
Title:

GEOKINETICS MANAGEMENT, INC.

By: ____________________________________
Name:
Title:

GEOKINETICS PROCESSING, INC.

By: ____________________________________
Name:
Title:

[Signature Page to Guaranty]

GEOKINETICS SERVICES CORP.

By: ____________________________________
Name:
Title:

GEOKINETICS USA, INC.

By: ____________________________________
Name:
Title:

GEOKINETICS INTERNATIONAL HOLDINGS, INC.

By: ____________________________________
Name:
Title:

GEOKINETICS INTERNATIONAL, INC.

By: ____________________________________
Name:
Title:

[Signature Page to Guaranty]

COLLATERAL AGENT:
CANTOR FITZGERALD SECURITIES,
as Collateral Agent

By: ____________________________________
Name:
Title:

[Signature Page to Guaranty]

FORM OF GUARANTY SUPPLEMENT
Cantor Fitzgerald Securities,
as Administrative Agent under the Credit Agreement
referred to below
900 West Trade Street, Suite 725
Charlotte, North Carolina 28202
Attention:    Bobbie Young
Facsimile:    (646) 390-1764

Ladies and Gentlemen:
Reference is made to (i) the Senior Secured Debtor-in-Possession Credit Agreement dated as of March [__], 2013 (as amended, amended and restated, supplemented, replaced and/or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), among the Borrower, Geokinetics Inc. (the “Parent”), the other Guarantors party thereto, Cantor Fitzgerald Securities, as Administrative Agent and Collateral Agent for the Lenders, and each Lender from time to time party thereto and (ii) the Guaranty dated as of March [__], 2013 by the Parent and each of the other Guarantors referred to therein (such Guaranty, as in effect on the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, together with this Guaranty Supplement, being the “Guaranty”). The capitalized terms defined in the Guaranty or in the Credit Agreement and not otherwise defined herein are used herein as therein defined.
Section 1. Guaranty; Limitation of Liability. (a) The undersigned hereby absolutely, unconditionally and irrevocably guarantees to the Administrative Agent, for the benefit of the Secured Parties, as primary obligor and not merely as surety, the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all Obligations of each other Loan Party now or hereafter existing under or in respect of the Loan Documents (including, without limitation, any extensions, increases, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premium, reasonable fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the “Guaranteed Obligations”), and agrees to pay any, subject to the Credit Agreement, and all expenses (including, without limitation, except as limited by Section 12(a) in the Guaranty, fees and expenses of counsel) incurred by the Administrative Agent or any other Secured Party in enforcing any rights under this Guaranty Supplement, the Guaranty or any other Loan Document.
(b)    The undersigned hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Secured Party under this Guaranty Supplement, the Guaranty or any other guaranty, the undersigned will immediately contribute, to the maximum extent permitted by applicable law, such amounts to each other Guarantor and each other guarantor so as to maximize the aggregate amount paid to the Secured Parties under or in respect of the Loan Documents.
Section 2. Obligations Under the Guaranty. The undersigned hereby agrees, as of the date first above written, to be bound as a Guarantor by all of the terms and conditions of the Guaranty to the same extent as each of the other Guarantors thereunder. The undersigned further agrees, as of the date first above written, that each reference in the Guaranty to an “Additional Guarantor” or a “Guarantor” shall also mean

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and be a reference to the undersigned, and each reference in any other Loan Document to a “Guarantor” or a “Loan Party” shall also mean and be a reference to the undersigned.
Section 3. Representations and Warranties. The undersigned hereby makes each representation and warranty set forth in Section 6 of the Guaranty to the same extent as each other Guarantor.
Section 4. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc. (a) THIS GUARANTY SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCEPT TO THE EXTENT NEW YORK LAW IS SUPERSEDED BY THE BANKRUPTCY CODE).
(b)    PRIOR TO THE CLOSING OR DISMISSAL OF THE CASES, THE LOAN PARTIES SHALL SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE BANKRUPTCY COURT OVER ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY SUPPLEMENT. FOLLOWING THE CLOSING OR DISMISSAL OF A CASE OF ANY LOAN PARTY, ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS GUARANTY SUPPLEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE UNDERSIGNED, THE SECURED PARTIES OR THE AGENTS WITH RESPECT TO THIS GUARANTY SUPPLEMENT OR ANY OTHER LOAN DOCUMENT WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE UNDERSIGNED HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE UNDERSIGNED IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO.
(c)    WAIVER OF RIGHT TO TRIAL BY JURY. THE UNDERSIGNED HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE UNDERSIGNED, THE SECURED PARTIES, THE AGENTS OR ANY OF THEM WITH RESPECT TO THIS GUARANTY SUPPLEMENT OR ANY OTHER LOAN DOCUMENT WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND THE UNDERSIGNED HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY OF THE UNDERSIGNED, THE SECURED PARTIES OR THE AGENTS MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 4(C) WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE UNDERSIGNED TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Very truly yours,
[NAME OF ADDITIONAL GUARANTOR]

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